EXHIBIT 32.2 CERTIFICATIONS

CERTIFICATION PURSUANT TO
18 U.S.C.SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert F. Gallagher, Chief Financial Officer (principal financial officer)of Selas Corporation of America (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1)

the quarterly report on Form 10-Q of the Company for the three months ended March 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 17, 2004
/s/ Robert F. Gallagher

Robert F. Gallagher Chief Financial Officer and Treasurer (principal financial officer)

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code and is not being filed as part of the Report or as a separate disclosure document.

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